UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2020

BRIGHT HORIZONS FAMILY SOLUTIONS Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-35780	80-0188269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Talcott Avenue Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 19, 2020, Bright Horizons Family Solutions Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with Durable Capital Master Fund LP (the “Investor”), related to the issuance and sale by the Company to the Investor of 2,138,580 shares (the “Shares”) of unregistered common stock, par value $0.001 per share, of the Company (the “Common Stock”), at a price of $116.90 per share (the “Offering”). The gross proceeds to the Company from the Offering are expected to be approximately $250 million. The Offering is expected to close on or about April 21, 2020, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Company is required to file a registration statement to register the resale of the Shares sold in the Offering within 90 days following the closing of the Offering. If a registration statement covering the Shares is not effective on or prior to the 90th day following the closing of the Offering, the Company shall pay the Investor liquidated damages in an amount equal to 0.5% of the subscription amount.

The foregoing summary of the Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. The Company intends to file the Purchase Agreement as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2020 or in an earlier filing.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company offered and will sell the Shares in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the Investor represented to the Company that it is an “accredited investor,” as that term is defined in Rule 501(a) under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS Inc.

Date: April 20, 2020	By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer